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                          Janus Global Technology Fund

                         Supplement dated May 10, 2000
                     to Prospectus dated January 31, 2000,
                         as supplemented March 16, 2000

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED JANUARY 31, 2000, AS SUPPLEMENTED MARCH 16, 2000. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

Effective January 18, 2000, Janus Global Technology Fund (the "Fund") was closed to new investors, with certain limited exceptions. Effective May 10, 2000, the types of investors who may continue to invest in the Fund have changed. As of this date, the following may continue to make additional purchases and to reinvest dividends and capital gains into existing accounts in the Fund:

a. Current Fund shareholders (additionally, current Fund shareholders may open new accounts in the Fund);

b. Discretionary investment advisers that invest through existing accounts at a financial institution; however, after the close of business on May 9, 2000, no investments in the Fund will be accepted for any new accounts even if they will be established through an existing relationship with a discretionary investment adviser; and

c. Participants in qualified defined contribution retirement plans (for example, 401(k) plans, profit sharing plans and money purchase pension plans), 403(b) plans and 457 plans that invest through existing omnibus accounts at a financial institution.

Once an account is closed, additional investments may not be accepted.

In addition, the following may open new accounts:

a. Employees of Janus Capital Corporation or its subsidiaries may open new accounts directly with Janus; and

b. Certain defined contribution plans that have selected Janus as part of their investment program, but have not established an account, may open new accounts in the Fund as long as their account is funded with Janus by January 31, 2001.

Except as otherwise noted, these restrictions apply to investments made directly with Janus and investments made through financial institutions. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.

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